UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 2, 2006
Cord Blood America, Inc.
(Exact name of registrant as specified in its charter)
Florida	000-50746	65-1078768
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9000 W. Sunset Boulevard - Suite 400 - West Hollywood, CA 90069
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  310-432-4090

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

          On October 3, 2006, Cord Blood America, Inc. will present the following Power Point presentation at the Global Equities Conference. The presentation contains a summary of financial results for various periods in 2003, 2004, 2005 and 2006. The presentation is attached hereto as Exhibit 99.36.

Item 7.01 Regulation FD Disclosure.

          On October 3, 2006, Cord Blood America, Inc will present the following Power Point presentation at the Global Equities Conference. The presentation contains company information, corporate strategies and projected financial performance. The presentation attached hereto as Exhibit 99.36 is not filed but is furnished pursuant to Regulation FD.

Item 9.01 Financial Statements and Exhibits.

Exhibits
EX-99.36	Power Point presentation dated October 3, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cord Blood America, Inc.
Date: October 2, 2006	By:	/s/ Matthew L. Schissler
Matthew L. Schissler Chief Executive Officer